SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report:  March 17, 1999
(Date of earliest event reported)

Commission File No.  333-64131


                              Chase Funding, Inc.
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     New York                                            13-3840732
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



343 Thornall Street
Edison, New Jersey                                          08837
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Address of principal executive offices                    (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Chase Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99)                                      Computational Materials
                                          prepared by Chase Securities Inc., in
                                          connection with Chase Funding
                                          Mortgage Loan Asset-Backed
                                          Certificates, Series 1999-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CHASE FUNDING, INC.


Date:  March 19, 1999

                                               By: /s/ Eileen Lindblom
                                                   -----------------------------
                                                   Name:  Eileen Lindblom
                                                   Title: Vice President

                               INDEX TO EXHIBITS




                                                                 Paper (P) or
Exhibit No.                Description                           Electronic (E)
-----------                -----------                           --------------

  (99)                     Computational Materials                    E
                           prepared by Chase Securities Inc.,
                           in connection with Chase Funding
                           Mortgage Loan Asset-Backed
                           Certificates, Series 1999-1